Exhibit 10.1
AMENDMENT NO. 6 TO
MASTER SERVICES AGREEMENT

This Amendment No. 6 (this "Amendment") to the Master Services Agreement dated August 1, 2009 (the "Agreement") is hereby entered into as of March 3, 2014 between Symetra Life Insurance Company, a Washington corporation (including its successors and permitted assigns, "Symetra"), and Xerox Business Services, LLC (formerly Affiliated Computer Services, Inc.), a Delaware corporation (including its successors and permitted assigns, "Xerox"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the parties hereto desire to amend the Agreement in the manner set forth in this Amendment.

NOW THEREFORE, in consideration of the representations, warranties, promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the foregoing and as follows:

1.	Amendment to Section 19.5 Notices. The addresses to provide notice under Section 19.5 are deleted in their entirety and replaced with the following:

If to Symetra: Symetra Life Insurance Company 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135 Attention: Chief Information Officer Fax No.: (425) 256-6080
with a copy to: Symetra Life Insurance Company 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135 Attention: Legal Counsel Fax No.: (425) 256-6080

If to Xerox: Xerox Business Services, LLC 2629 Townsgate Road Suite 235 Westlake Village, CA 91361 Attention: Jim Forrest, Managing Director James.Forrest@Xerox.com
with a copy to:

Xerox Business Services, LLC
3935 NW Aloclek Place, Suite A-100
Hillsboro, OR 97124
Attn: Robert Davies, Director, Contract Administration
office: 503-466-4040
cell: 360-567-7075
Fax No.: (503) 466-6771
robert.davies@xerox.com

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 6 as of the date and year first above written.

SYMETRA LIFE INSURANCE COMPANY

By:

Name:Jay Orum

Title: Vice President

XEROX BUSINESS SERVICES, LLC

By:

Name: James S. Forrest

Title: VP and Managing Director